STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 2.4%
JPMorgan Chase & Co.	358,815		58,734,427
Capital Goods - 1.0%
Otis Worldwide	98,870		8,135,024
Raytheon Technologies	193,590		16,640,996
			24,776,020
Commercial & Professional Services - 2.0%
Clarivate	400,000	[a]	8,760,000
IHS Markit	179,750		20,962,445
Verisk Analytics	99,975		20,021,993
			49,744,438
Consumer Durables & Apparel - 4.0%
Hermes International	10,850		14,995,533
LVMH	70,225		50,215,377
NIKE, Cl. B	215,625		31,315,219
			96,526,129
Consumer Services - 2.7%
Marriott International, Cl. A	210,000	[a]	31,098,900
McDonald's	143,430		34,582,407
			65,681,307
Diversified Financials - 8.5%
Berkshire Hathaway, Cl. A	109	[a]	44,840,310
BlackRock	74,580		62,547,263
Intercontinental Exchange	350,295		40,220,872
S&P Global	137,195		58,292,784
			205,901,229
Energy - 1.2%
Chevron	282,895		28,699,698
Food, Beverage & Tobacco - 7.1%
Altria Group	482,945		21,983,657
Nestle, ADR	287,465		34,556,168
PepsiCo	226,825		34,116,748
Philip Morris International	476,100		45,129,519
The Coca-Cola Company	728,450		38,221,771
			174,007,863
Health Care Equipment & Services - 6.5%
Abbott Laboratories	387,125		45,731,076
Intuitive Surgical	33,000	[a]	32,806,950
Masimo	80,375	[a]	21,758,316

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Health Care Equipment & Services - 6.5% (continued)
UnitedHealth Group	147,800		57,751,372
			158,047,714
Household & Personal Products - 3.1%
The Estee Lauder Companies, Cl. A	253,495		76,030,755
Insurance - 1.6%
The Progressive	429,400		38,813,466
Materials - 3.2%
Air Products & Chemicals	198,990		50,963,329
The Sherwin-Williams Company	98,225		27,476,479
			78,439,808
Media & Entertainment - 14.1%
Alphabet, Cl. C	52,402	[a]	139,667,575
Comcast, Cl. A	869,065		48,606,806
Facebook, Cl. A	382,480	[a]	129,809,887
The Walt Disney Company	149,020	[a]	25,209,713
			343,293,981
Pharmaceuticals Biotechnology & Life Sciences - 3.3%
Johnson & Johnson	106,815		17,250,623
Novo Nordisk, ADR	453,355		43,526,614
Roche Holding, ADR	421,000		19,142,870
			79,920,107
Retailing - 4.9%
Amazon.com	36,385	[a]	119,526,181
Semiconductors & Semiconductor Equipment - 6.2%
ASML Holding	98,460	[b]	73,363,531
Texas Instruments	398,480		76,591,841
			149,955,372
Software & Services - 18.5%
Adobe	84,500	[a]	48,648,340
Automatic Data Processing	60,665		12,128,147
Broadridge Financial Solutions	34,900		5,815,736
Gartner	35,000	[a]	10,635,800
Intuit	99,200		53,519,392
Mastercard, Cl. A	70,000		24,337,600
Microsoft	715,490		201,710,941
ServiceNow	20,000	[a]	12,445,400
Visa, Cl. A	367,370	[b]	81,831,667
			451,073,023
Technology Hardware & Equipment - 6.8%
Apple	1,167,250		165,165,875
Transportation - 2.1%
Canadian Pacific Railway	573,175	[b]	37,296,497

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Transportation - 2.1% (continued)
Union Pacific		72,525		14,215,625
				51,512,122
Total Common Stocks (cost $738,467,564)				2,415,849,515
	1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,850,037)	0.06	10,850,037	[c]	10,850,037

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $12,519,158)	0.02	12,519,158	[c]	12,519,158
Total Investments (cost $761,836,759)		100.2%		2,439,218,710
Liabilities, Less Cash and Receivables		(.2%)		(4,541,853)
Net Assets		100.0%		2,434,676,857

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2021, the value of the fund’s securities on loan was $121,787,481 and the value of the collateral was $126,391,682, consisting of cash collateral of $12,519,158 and U.S. Government & Agency securities valued at $113,872,524.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2021 (Unaudited)

The following is a summary of the inputs used as of September 30, 2021 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	2,350,638,605	65,210,910††	-	2,415,849,515
Investment Companies	23,369,195	-	-	23,369,195

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at peiod end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At September 30, 2021, accumulated net unrealized appreciation on investments was $1,677,381,951, consisting of $1,678,990,677 gross unrealized appreciation and $1,608,726 gross unrealized depreciation.

At September 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.